Filed Pursuant to Rule 497(c)
                                                     1933 Act File No. 333-12745
                                                     1940 Act File No. 811-07831



STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2005
for FMI LARGE CAP FUND





                                 FMI FUNDS, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Large Cap Fund dated January 31, 2005. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of FMI Large Cap Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 29, 2004:

                  Report of Independent Registered Public Accounting Firm Statement of Net Assets
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                                 FMI FUNDS, INC.

                                Table of Contents
                                -----------------


                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS............................................6

DIRECTORS AND OFFICERS OF THE CORPORATION...................................7


DOLLAR RANGE OF FUND SHARES................................................13

PRINCIPAL SHAREHOLDERS.....................................................13

INVESTMENT ADVISER AND ADMINISTRATOR.......................................14

DETERMINATION OF NET ASSET VALUE...........................................17

DISTRIBUTION OF SHARES.....................................................18

RETIREMENT PLANS...........................................................19

AUTOMATIC INVESTMENT PLAN..................................................22

REDEMPTION OF SHARES.......................................................22

SYSTEMATIC WITHDRAWAL PLAN.................................................23

ALLOCATION OF PORTFOLIO BROKERAGE..........................................23

CUSTODIAN..................................................................24

TAXES......................................................................25

SHAREHOLDER MEETINGS.......................................................26

CAPITAL STRUCTURE..........................................................27

DESCRIPTION OF SECURITIES RATINGS..........................................27

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................30



                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


                  FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, FMI Focus Fund (the "Focus Fund"), and one non-diversified portfolio, FMI Large Cap Fund (the "Large Cap Fund") (collectively the Focus Fund and the Large Cap Fund are referred to as the "Funds"). This Statement of Additional Information provides information about the Large Cap Fund. The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

                  The Large Cap Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Large Cap Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Large Cap Fund.

                  1. The Large Cap Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or write or invest in put or call options.

                  2. The Large Cap Fund will not borrow money or issue senior securities except for temporary bank borrowings for emergency or extraordinary purposes, and will not purchase securities while it has any outstanding borrowings.

                  3. The Large Cap Fund may pledge or hypothecate its assets to secure its borrowings.

                  4. The Large Cap Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  5. The Large Cap Fund will not make investments for the purpose of exercising control or management of any company.

                  6. The Large Cap Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Large Cap Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Large Cap Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Large Cap Fund's total assets may be invested without regard to these limitations.

                  7. The Large Cap Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

                  8. The Large Cap Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

                  9. The Large Cap Fund will not act as an underwriter or distributor of securities other than shares of the Large Cap Fund (except to the extent that the Large Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

                  10. The Large Cap Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  11. The Large Cap Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  12. The Large Cap Fund will not purchase or sell commodities or commodity contracts.

                  The Large Cap Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. The Large Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  2. The Large Cap Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Large Cap Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

                  3. The Large Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund's net assets would be invested in shares of any one registered investment company; and
(iii) more than 10% of the Large Cap Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Large Cap Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Large Cap Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Large Cap Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Large Cap Fund's name. If the Corporation's Board of Directors determines to change this non-fundamental policy for the Large Cap Fund, the Large Cap Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

                  The Large Cap Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

                  The Large Cap Fund invests mainly in common stocks of U.S. companies. However when the Large Cap Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser") believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Large Cap Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Large Cap Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."

                  The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Large Cap Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

                  Preferred  stocks  have a  preference  over  common  stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Large Cap Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

                  The Large Cap Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers, but will limit its investments in such securities to 10% of its net assets. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Large Cap Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Large Cap Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Large Cap Fund's income without providing a tax credit for the Large Cap Fund's shareholders. Although the Large Cap Fund intends to invest in securities of foreign issuers domiciled in nations which the Large Cap Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

                  The money market instruments in which the Large Cap Fund invests include conservative fixed-income securities, such as United States
Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. These money market instruments are the types of investments the Large Cap Fund may make while assuming a temporary defensive position. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Large Cap Fund's investments in commercial paper and commercial paper master notes is credit risk.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Large Cap Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Large Cap Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Large Cap Fund. In such event, the Large Cap Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Large Cap Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.


                  The Large Cap Fund does not trade actively for short-term profits. However, if the objectives of the Large Cap Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Large Cap Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Large Cap Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Large Cap Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


                  The Large Cap Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Large Cap Fund could adversely affect their marketability, causing the Large Cap Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Large Cap Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Large Cap Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.


                  The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.



                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Large Cap Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Large Cap Fund's shareholders. The Large Cap Fund may not receive any compensation for providing this information. The Large Cap Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Large Cap Fund's portfolio holdings disclosure procedures.

                  Fund Service Providers. The Large Cap Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Large Cap Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Large Cap Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Large Cap Fund's administrator, independent registered public accountants and custodian.

                  Rating and Ranking Organizations. The Large Cap Fund's Board of Directors has determined that the Large Cap Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Large Cap Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to 10 business days following the period.


                  U.S. Bancorp Fund Services, LLC
                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.

                  Thomson Financial Research
                  Vickers Stock Research
                  Slocum & Associates


                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Large Cap Fund's shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Large Cap Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Large Cap Fund will report to the Board of Directors any such unusual trading in Fund shares. The Large Cap Fund may not pay these organizations.


                  Website Disclosure. The Large Cap Fund publishes its top ten positions at the end of each calendar quarter on its website (www.fmifunds.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.


                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Corporation are as follows:


Interested Directors



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Patrick J. English, age 44(1)       Director since 2001              President of Fiduciary        FMI Common Stock
100 East Wisconsin Avenue           (Indefinite term); Vice          Management, Inc.              Fund, Inc.
Suite 2200                          President since 2001 (One
Milwaukee, WI  53202                year term); 7 Portfolios
Director and Vice President

Ted D. Kellner, age 58(1)           Director since 2001              Chairman of the Board         Marshall & Ilsley
100 East Wisconsin Avenue           (Indefinite term);               and Chief Executive           Corporation and
Suite 2200                          President and Treasurer          Officer of Fiduciary          FMI Common Stock
Milwaukee, WI  53202                since 2001 (One year term        Management, Inc.              Fund, Inc.
Director, President and             for each office); 7
Treasurer                           Portfolios


Interested Directors



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Richard E. Lane, age 49(1)          Director since 2001              President of Broadview        None
100 East Wisconsin Avenue           (Indefinite term); 2             Advisors, LLC, the
Suite 2500                          Portfolios                       sub-advisor to the Focus
Milwaukee, WI  53202                                                 Fund.  Mr. Lane served
Director                                                             as a portfolio manager
                                                                     and financial analyst
                                                                     with Fiduciary
                                                                     Management, Inc. from
                                                                     September 1994 through
                                                                     April 2001 when he
                                                                     joined Broadview
                                                                     Advisors, LLC



--------------------

(1) Messrs. English, Kellner and Lane are directors who are "interested persons" of the Corporation as that term is defined in the Act. Messrs. English and Kellner are "interested persons" of the Corporation because they are officers of the Corporation and the Large Cap Fund's investment adviser and Mr. Lane is an "interested person" of the Corporation because he is an officer of the Focus Fund's sub-adviser.

Non-Interested Directors


                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Barry K. Allen, age 56              Director since 2001              Executive Vice President      Harley-Davidson,
1801 California Street              (Indefinite term); 7             of Qwest Communications       Inc., FMI Common
Denver, CO  80202                   Portfolios                       International, Inc.           Stock Fund, Inc.
Director                                                             (Denver, CO), a global        and FMI Mutual
                                                                     communications company,       Funds, Inc.
                                                                     since September 2002.
                                                                     From July 2000 to
                                                                     September 2002, Mr.
                                                                     Allen was President of
                                                                     Allen Enterprises, LLC
                                                                     (Brookfield, WI) a
                                                                     private equity
                                                                     investments management
                                                                     company he founded after
                                                                     retiring from Ameritech
                                                                     (Chicago, IL) in
                                                                     July 2000.  Mr. Allen
                                                                     had served as an officer
                                                                     of Ameritech since 1995,
                                                                     most recently as
                                                                     President


George D. Dalton, age 76            Director since 2001              Chairman and Chief            Clark Consulting,
20825 Swenson Drive                 (Indefinite term); 7             Executive Officer, NOVO 1     Inc., FMI Common
Waukesha, WI  53186                 Portfolios                       (f/k/a Call_Solutions.com,    Stock Fund, Inc.
Director                                                             Inc.) (Waukesha, WI), a       and FMI Mutual
                                                                     privately held company        Funds, Inc.
                                                                     specializing in
                                                                     teleservices call
                                                                     centers.  From 1984 to
                                                                     January 2000, Mr. Dalton
                                                                     was Chairman of the
                                                                     Board of Fiserv, Inc.
                                                                     (Brookfield, WI), a
                                                                     provider of financial
                                                                     data processing services
                                                                     to financial
                                                                     institutions.


Gordon H. Gunnlaugsson, age 60      Director since 2001              Retired; from 1970 to         Renaissance
c/o Fiduciary Management,           (Indefinite term); 7             December 31, 2000,            Learning Systems,
   Inc.                             Portfolios                       employed by M&I               Inc., FMI Common
100 East Wisconsin Avenue                                            Corporation (Milwaukee,       Stock Fund, Inc.
Suite 2200                                                           WI), most recently as         and FMI Mutual
Milwaukee, WI  53202                                                 Executive Vice President      Funds, Inc.
Director                                                             and Chief Financial
                                                                     Officer.



Non-Interested Directors


                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Paul S. Shain, age 42               Director since 2001              President and Chief           FMI Common Stock
5520 Research Park Drive            (Indefinite term); 7             Operating Officer of          Fund, Inc. and
Madison, WI  53711                  Portfolios                       Berbee Information            FMI Mutual Funds,
Director                                                             Networks (Madison, WI),       Inc.
                                                                     a leading provider of
                                                                     e-business development,
                                                                     infrastructure
                                                                     integration and
                                                                     application hosting
                                                                     services, since January
                                                                     2000. Previously
                                                                     employed by Robert W
                                                                     Baird & Co. Incorporated,
                                                                     (Milwaukee, WI) most
                                                                     recently as Managing
                                                                     Director and Director of
                                                                     Equity Research.




Other Officers


    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------


Kathleen M. Lauters, 52             Chief  Compliance   Officer      September, 2004 to            None
100 East Wisconsin Avenue,          since  September  2004  (at      present:  CCO; From June
Suite 2200                          Discretion of Board)             1995 to September 2004
Milwaukee, WI 53202                                                  employed by Strong
                                                                     Capital Management,
                                                                     (Menomonee Falls, WI)
                                                                     most recently as Senior
                                                                     Compliance Analyst

Camille F. Wildes, age 52           Vice President and               Vice President of             None
100 East Wisconsin Avenue           Assistant Treasurer since        Fiduciary Management,
Suite 2200                          2001 (One year term for          Inc.
Milwaukee, WI  53202                each office)
Vice President and Assistant
Treasurer

Donald S. Wilson, age 61            Vice President and               Vice Chairman and             FMI Common Stock
100 East Wisconsin Avenue           Secretary since 2001 (One        Treasurer of Fiduciary        Fund, Inc. and
Suite 2200                          year term for each office)       Management, Inc.              FMI Mutual Funds,
Milwaukee, WI  53202                                                                               Inc.
Vice President and Secretary





                  The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Corporation's Board of Directors has no other committees. The Corporation's Board of Directors met four times during the fiscal year ended September 30, 2004, and all of the directors (with the exception of Mr. English and Mr. Lane) attended each of those meetings. Mr. English attended three of the four meetings and Mr. Lane attended two of the four meetings. The audit committee met once during the fiscal year ended September 30, 2004, and all of the members attended that meeting.


Compensation

                  During the fiscal year ended September 30, 2004, the Corporation paid a total of $36,000 in director's fees. Currently the Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $2,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $1,000. Beginning June 30, 2004, directors may elect to defer the receipt of some or all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the Large Cap Fund.


                               COMPENSATION TABLE



                                                      Pension or                                 Total Compensation
                               Aggregate         Retirement Benefits           Estimated        from Corporation and
                           Compensation from      Accrued as Part of     Annual Benefits Upon   Fund Complex Paid to
     Name of Person           Corporation (1)         Fund Expenses           Retirement           Directors(1)(2)
     --------------           -----------             -------------           ----------           ---------------




Interested Directors
Patrick J. English              0                         0                        0                   0
Ted D. Kellner                  0                         0                        0                   0
Richard E. Lane                 0                         0                        0                   0
Non-Interested Directors
Barry K. Allen                $9,000                      0                        0                $15,750
George D. Dalton              $9,000                      0                        0                $15,750
Gordon H. Gunnlaugsson        $9,000                      0                        0                $15,750
Paul S. Shain                 $9,000                      0                        0                $15,750






--------------------
(1) Includes amounts deferred at the election of the director. At September 30, 2004, the total amount of deferred compensation payable to each director by the Large Cap Fund was $994.
(2) FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and the Corporation were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2004.


                  The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Large Cap Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Large Cap Fund or is being purchased or sold by the Large Cap Fund.

                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)

                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.


                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES



                  The following table describes the dollar range of equity securities of the Large Cap Fund beneficially owned by each director as of December 31, 2004, which is also the valuation date:





                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
 Name of Director or Nominee          Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------



Interested Directors

Patrick J. English                         Over $100,000                               Over $100,000

Ted D. Kellner                             Over $100,000                               Over $100,000

Richard E. Lane                                None                                    Over $100,000

Non-Interested Directors

Barry K. Allen                             Over $100,000                               Over $100,000

George D. Dalton                               None                                    Over $100,000

Gordon H. Gunnlaugsson                         None                                    Over $100,000

Paul S. Shain                              Over $100,000                               Over $100,000





---------------
(1) The funds included are FMI Common Stock Fund, FMI Focus Fund, FMI Large Cap Fund, FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund.


                             PRINCIPAL SHAREHOLDERS



                  Set forth below are the names and addresses of all holders of the Large Cap Fund's Common Stock who as of December 31, 2004 owned of record or beneficially owned more than 5% of the then outstanding shares of the Large Cap Fund's Common Stock as well as the number of shares of the Large Cap Fund's Common Stock beneficially owned by all officers and directors of the Large Cap Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.



Name and Address                                       Amount and Nature of
Of Beneficial Owner                                    Beneficial Ownership                      Percent of Class
-------------------                                    --------------------                      ----------------
                                         Sole Power     Shared Power        Aggregate
                                         ----------     ------------        ---------



Ted D. Kellner                                5,149       446,224 (1)(2)     451,373 (1)(2)          27.79%
100 East Wisconsin Avenue
Milwaukee, WI 53202

Milwaukee School of Engineering                  --       406,201            406,201                 25.01%
1025 N. Broadway
Milwaukee, WI 53202

Charles Schwab & Co., Inc. (3)                   --       403,234            403,234                 24.83%
101 Montgomery Street
San Francisco, CA  94104

Officers & Directors as                          --            --            490,274 (1)(2)          30.19%
  a group (10 persons)






---------------
(1) Includes 82,758 shares held by two investment partnerships over which Mr. Kellner has voting and investment authority.
(2) Includes 321,925 shares owned by retirement plans of the Adviser. (3) The shares owned by Charles Schwab & Co., Inc. were owned of record only.



                  By virtue of his stock ownership,Ted D. Kellner is deemed to "control," as that term is defined in the Act, the Large Cap Fund, but not the Corporation. The Corporation does not control any person.


                      INVESTMENT ADVISER AND ADMINISTRATOR

                  The investment adviser and administrator to the Large Cap Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted
D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson and English, Ms. Wildes, Mr. John Brandser, Vice President and Secretary, Ms. Jody Reckard, Vice President, Mr. Bladen Burns, Vice President, Mr. Cyril Arsac, Vice President and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.


                  Pursuant to an investment advisory agreement between the Large Cap Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Large Cap Fund. The Adviser supervises and manages the investment portfolio of the Large Cap Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Large Cap Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Large Cap Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Large Cap Fund's investments, and bears all sales and promotional expenses of the Large Cap Fund, other than distribution expenses paid by the Large Cap Fund pursuant to the Large Cap Fund's Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities. During the fiscal years ended September 30, 2004 and 2003, the Large Cap

Fund paid the Adviser advisory fees of $88,614 and $41,954, respectively. For the period from December 31, 2001 (commencement of operations) to September 30, 2002, the Large Cap Fund paid the Adviser advisory fees of $19,563.1


                  The Large Cap Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement (described below) including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Large Cap Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Large Cap Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Large Cap Fund's assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

                  The Adviser has undertaken to reimburse the Large Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Large Cap Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions 1.20% (previously, the expense reimbursement was 1.75%, but was reduced to 1.20% effective as of October 1, 2004). As of the date of this Statement of Additional Information, the shares of the Large Cap Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Large Cap Fund is 1.20%. (During the fiscal year ended September 30, 2004, the Adviser voluntarily reimbursed the Large Cap Fund for expenses, as determined above, in excess of 1.30% of the Large Cap Fund's average net assets) The Large Cap Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Large Cap Fund exceeds the expense limitation, the Large Cap Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Large Cap Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2004 and 2003, the Adviser reimbursed the Large Cap Fund $116,037 and $72,866, respectively, for excess expenses. During the period from December 31, 2001

--------
         1 For the foregoing, the Adviser received an annual fee of 1.0% of the average daily net assets of the Large Cap Fund for the periods ended prior to October 1, 2004. For the periods ending after October 1, 2004, the Adviser will receive an annual fee of 0.75% of the average daily net assets of the Large Cap Fund.

(commencement of operations) to September 30, 2002, the Adviser reimbursed the Large Cap Fund $38,175 for excess expenses.

                  The Adviser is also the administrator to the Large Cap Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Large Cap Fund and the Adviser, the Adviser supervises all aspects of the Large Cap Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Large Cap Fund's net asset value, responds to shareholder inquiries, prepares the Large Cap Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Large Cap Fund's financial accounts and records and generally assists in all respects of the Large Cap Fund's operations. For the foregoing the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Large Cap Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Large Cap Fund, and 0.05% on the average daily net assets of the Large Cap Fund in excess of $100,000,000. In addition, the Administrator also charges varying fees for Blue Sky filing services. During the fiscal years ended September 30, 2004 and 2003, the Large Cap Fund paid the Adviser fees of $24,208 and $12,585, respectively, pursuant to the Administration Agreement. During the period from December 31, 2001 (commencement of operations) to September 30, 2002, the Large Cap Fund paid the Adviser fees of $3,913 pursuant to the Administration Agreement.

                  The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Large Cap Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation.

                  The Board of Directors of the Corporation reviewed the Advisory Agreement, the services provided under the Advisory Agreement and the performance of the Adviser. Based upon this review, the Board of Directors of the Corporation concluded that it would be in the best interest of the Large Cap Fund to continue the Advisory Agreement. The Board of Directors of the Corporation based this conclusion in part on the following determinations:

               - The investment methodologies of the Adviser fit well with the Large Cap Fund's investment policies.

               - The Adviser has the capabilities, resources and personnel necessary to manage the Large Cap Fund effectively, and has done so.

               - The Adviser provides high quality services and personnel in performing its duties under the Advisory Agreement.

               - Based on the services the Adviser renders under the Advisory Agreement, the compensation payable to the Adviser is fair and reasonable.

               -    The Large Cap Fund's expense ratio is reasonable.

                  The   benefits   derived  by  the  Adviser  from  soft  dollar
arrangements   are  described   under  the  caption   "Allocation  of  Portfolio
Brokerage."

                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Large Cap Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

                  The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Large Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. They also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Large Cap Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The Large Cap Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. In determining the net asset value of the Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.


                  The Large Cap Fund values most money market instruments it holds at their amortized cost. If market quotations are not readily available, the Large Cap Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Large Cap Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Large Cap Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                             DISTRIBUTION OF SHARES

                  The Large Cap Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Large Cap Fund will benefit from the Plan through increased sales of shares, thereby reducing the Large Cap Fund's expense ratio and providing greater flexibility in portfolio management. The Plan authorizes payments by the Large Cap Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Large Cap Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Large Cap Fund may be spent by the Large Cap Fund on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Large Cap Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Large Cap Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Large Cap Fund, the distributor will directly bear all sales and promotional expenses of the Large Cap Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Large Cap Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Large Cap Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Large Cap Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Large Cap Fund may finance without a plan pursuant to Rule 12b-1, the Large Cap Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                  The Plan may be terminated by the Large Cap Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Large Cap Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Large Cap Fund provided for in the Plan requires approval of the shareholders of the Large Cap Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Large Cap Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                                RETIREMENT PLANS

                  The Large Cap Fund offers the following retirement plans that may be funded with purchases of shares of the Large Cap Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

                  For Traditional and Roth IRAs, the maximum annual contribution generally  is  equal  to the  lesser  of  the  "annual  limit"  or  100%  of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the
"annual   limit"  will  be  adjusted  to  reflect  cost  of  living
increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2004 and 2005, and $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

                  Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $205,000 per year in 2004). The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $9,000 per year to the SIMPLE IRA. The applicable dollar limit will increase to $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $1,500 in 2004 and $2,000 in 2005 and 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

                  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of either Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

                  A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $205,000 in 2004 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Funds. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

                  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Large Cap Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.


                  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Large Cap Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Large Cap Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

                  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Large Cap Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Large Cap Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Large Cap Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Large Cap Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Large Cap Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Large Cap Fund's transfer agent. Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                        ALLOCATION OF PORTFOLIO BROKERAGE


                  Decisions to buy and sell securities for the Large Cap Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Large Cap Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Large Cap Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating brokerage business for the Large Cap Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Large Cap Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Large Cap Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Large Cap Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended September 30, 2004 and 2003 and the period from December 31, 2001 (commencement of operations) to September 30, 2002, the Large Cap Fund paid brokerage commissions of $20,275 on transactions having a total value of $14,140,743; $10,948 on transactions having a total value of $5,301,451; and $9,160 on transactions having a total value of $4,809,944, respectively. All of the brokers to whom the Large Cap Fund paid commissions provided research services to the Adviser.

                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Large Cap Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Large Cap Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Large Cap Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Large Cap Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  The Large Cap Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. If the Large Cap Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Large Cap Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Large Cap Fund would not be liable for income tax on the Large Cap Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Large Cap Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Large Cap Fund.

                  The Large Cap Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Large Cap Fund are taxable to investors, whether received in cash or in additional shares of the Large Cap Fund. A portion of the Large Cap Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Large Cap Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Large Cap Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Large Cap Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Large Cap Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Large Cap Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Large Cap Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Large Cap Fund.

                              SHAREHOLDER MEETINGS

                  The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

                  The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains


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

untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering two series, the Focus Fund and the Large Cap Fund.

                  The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Large Cap Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard &

Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short- term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  The Large Cap Fund also may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:


                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.


                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.


                  Moody's Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm for the Large Cap Fund. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Large Cap Fund.











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